HSBC FUNDS

Supplement dated October 6, 2014
to the Emerging Markets Funds Prospectus
Dated February 28, 2014, as Supplemented to Date (the “Prospectus”)

Effective immediately, disclosure relating to each of the HSBC Emerging Markets Debt Fund’s, HSBC Emerging Markets Local Debt Fund’s, HSBC Frontier Markets Fund’s, HSBC Total Return Fund’s, and HSBC RMB Fixed Income Fund’s (the “Funds”) ability to take temporary or defensive investment positions is revised as follows:

The following disclosure is added as a fifth paragraph under the “Additional Information About the Funds’ Investment Strategies and Risks – More About Risks and Investment Strategies” subsection on page 44 of the Prospectus:

As discussed further below, each Fund may seek a temporary or defensive position in response to unfavorable economic or market conditions, while waiting for suitable investment opportunities, or under other circumstances (e.g., to seek returns on excess cash) as the Adviser and/or Sub-adviser, as applicable, deems appropriate. Each Fund may also borrow money for temporary or emergency purposes.

The second paragraph under the “Additional Information About the Funds’ Investment Strategies and Risks – HSBC Emerging Markets Debt Fund” on page 44 of the Prospectus is deleted in its entirety and replaced with the following:

When the Fund is seeking a temporary or defensive position, it may invest part or all of its assets in: time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; repurchase agreements collateralized by the securities listed above; and both affiliated (including the HSBC Prime Money Market Fund) and unaffiliated money market fund shares. The Fund’s investment objective may not be achieved while it is invested in a temporary or defensive position.

The second paragraph under the “Additional Information About the Funds’ Investment Strategies and Risks – HSBC Emerging Markets Local Debt Fund” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

When the Fund is seeking a temporary or defensive position, it may invest part or all of its assets in: time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; repurchase agreements collateralized by the securities listed above; and both affiliated (including the HSBC Prime Money Market Fund) and unaffiliated money market fund shares. The Fund’s investment objective may not be achieved while it is invested in a temporary or defensive position.

The third paragraph under the “Additional Information About the Funds’ Investment Strategies and Risks – HSBC Frontier Markets Fund” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

When the Fund is seeking a temporary or defensive position, it may invest all or part of its assets in fixed-income securities; domestic or foreign government securities; cash or cash equivalents; and both affiliated (including the HSBC Prime Money Market Fund) and unaffiliated money market fund shares. The Fund’s investment objective may not be achieved while it is invested in a temporary or defensive position. In addition, the Fund may invest less than 25% of its total assets in the financial services group of industries as a temporary or defensive measure.

The fifth paragraph under the “Additional Information About the Funds’ Investment Strategies and Risks – HSBC Total Return Fund” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

When the Fund is seeking a temporary or defensive position, it may invest all or part of its assets in cash or cash equivalents and both affiliated (including the HSBC Prime Money Market Fund) and unaffiliated money market fund shares. The Fund’s investment objective may not be achieved while it is invested in a temporary or defensive position.

The paragraph under the “Additional Information About the Funds’ Investment Strategies and Risks – HSBC RMB Fixed Income Fund” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:

When the Fund is seeking a temporary or defensive position, it may invest all or part of its assets in cash or cash equivalents and both affiliated (including the HSBC Prime Money Market Fund) and unaffiliated money market fund shares. In addition, the Fund may invest less than 25% of its total assets in the financial services group of industries as a temporary or defensive measure. The Fund’s investment objective may not be achieved while it is invested in a temporary or defensive position.

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